SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010
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DENDREON CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

3005 First Avenue

Seattle, Washington

98121

(Address of principal executive offices) (zip code)

(206) 256-4545

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 29, 2010, Dendreon Corporation (the “Company”) announced that the U.S. Food and Drug Administration (FDA) approved PROVENGE® (sipuleucel-T) an autologous cellular immunotherapy for the treatment of asymptomatic or minimally symptomatic metastatic, castrate-resistant (hormone-refractory) prostate cancer (CRPC). PROVENGE is designed to induce an immune response against prostatic acid phosphatase (PAP), an antigen expressed in most prostate cancers, and is the first in a new therapeutic class known as autologous cellular immunotherapies. See attached Exhibit 99.1 for the full text of the press release.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

99.1	Dendreon Corporation press release dated April 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

	By:	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr.
Senior Vice President, Corporate Development,
April 29, 2010		General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description
99.1	Dendreon Corporation press release dated April 29, 2010.